UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

THERIVA BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TOVX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 11, 2026, Theriva Biologics, Inc. (the “Company”) issued a press release announcing that clinical and translational results from VCN-01’s Phase 1 clinical trial in Head & Neck Squamous Cell Carcinoma (HNSCC) were recently published on-line first in the journal Clinical Cancer Research.

The trial enrolled 20 adult patients with refractory or metastatic HNSCC, whose disease progressed despite previous therapies, including anti-PD-(L)1 immune checkpoint inhibitors. Six patients were enrolled into the concomitant Arm I LD of the study and were administered IV low dose VCN-01 (3.3E12 virus particles; LD) four hours prior to a fixed IV dose of durvalumab (1500 mg/q4w). Eight patients were enrolled into the sequential Arm II LD of the study, receiving low dose IV VCN-01 14 days prior to IV durvalumab administration. An additional six patients were entered into Arm II HD, receiving high dose IV VCN-01 (1.0E13 virus particles; HD) 14 days prior to IV durvalumab administration.

•	Median progression-free survival (PFS) was 1.6 months in Arm I LD, 3.7 months in Arm II LD, and 2.1 months in Arm II HD.
•	Median overall survival (OS) was 10.3 months in Arm I LD, 15.5 months in Arm II LD, and 17.3 months in Arm II HD.
•	Circulating levels of the stroma-degrading hyaluronidase enzyme PH20 (expressed during selective VCN-01 intratumoral replication) increased significantly after VCN-01 administration in all tested patients, peaking on day 3-8 for most patients and detectable until day 28 in 11 of 12 patients.
•	Similarly, VCN-01 viral genome levels detected in patient blood exhibited an initial peak immediately following administration and a secondary peak on day 3-8, consistent with continued viral replication in tumors followed by a return of virus to circulation.
•	Upregulation of CD8 and IDO was observed in tumor biopsy samples, implying increased tumor infiltration with activated cytotoxic T cells – historically associated with increased HNSCC patient survival. Diminished levels of FoxP3, CD25, and CTLA4 were also observed, consistent with a reduction in tumor Tregs and inhibition of tumor immunosuppression.
•	Tumor biopsies revealed upregulation of PD-1 and PD-L1 in most patients following VCN-01 administration that correlated with patient survival, suggesting that immune system activity and heightened PD-L1 expression in tumors contributed to the improved outcomes from VCN-01 and durvalumab combination.

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 8.01. Other Events.

On June 11, 2026, the Company issued a press release announcing that clinical and translational results from VCN-01’s Phase 1 clinical trial in HNSCC were recently published on-line first in the journal Clinical Cancer Research.

The trial enrolled 20 adult patients with refractory or metastatic HNSCC, whose disease progressed despite previous therapies, including anti-PD-(L)1 immune checkpoint inhibitors. Six patients were enrolled into the concomitant Arm I LD of the study and were administered IV low dose VCN-01 (3.3E12 virus particles; LD) four hours prior to a fixed IV dose of durvalumab (1500 mg/q4w). Eight patients were enrolled into the sequential Arm II LD of the study, receiving low dose IV VCN-01 14 days prior to IV durvalumab administration. An additional six patients were entered into Arm II HD, receiving high dose IV VCN-01 (1.0E13 virus particles; HD) 14 days prior to IV durvalumab administration.

•	Median progression-free survival (PFS) was 1.6 months in Arm I LD, 3.7 months in Arm II LD, and 2.1 months in Arm II HD.
•	Median overall survival (OS) was 10.3 months in Arm I LD, 15.5 months in Arm II LD, and 17.3 months in Arm II HD.
•	Circulating levels of the stroma-degrading hyaluronidase enzyme PH20 (expressed during selective VCN-01 intratumoral replication) increased significantly after VCN-01 administration in all tested patients, peaking on day 3-8 for most patients and detectable until day 28 in 11 of 12 patients.
•	Similarly, VCN-01 viral genome levels detected in patient blood exhibited an initial peak immediately following administration and a secondary peak on day 3-8, consistent with continued viral replication in tumors followed by a return of virus to circulation.
•	Upregulation of CD8 and IDO was observed in tumor biopsy samples, implying increased tumor infiltration with activated cytotoxic T cells – historically associated with increased HNSCC patient survival. Diminished levels of FoxP3, CD25, and CTLA4 were also observed, consistent with a reduction in tumor Tregs and inhibition of tumor immunosuppression.
•	Tumor biopsies revealed upregulation of PD-1 and PD-L1 in most patients following VCN-01 administration that correlated with patient survival, suggesting that immune system activity and heightened PD-L1 expression in tumors contributed to the improved outcomes from VCN-01 and durvalumab combination.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release issued by Theriva Biologics, Inc., dated June 11, 2026
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2026	THERIVA BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer